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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2004

TEXAS UNITED BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	0-49928 (Commission File Number)	75-2768656 (I.R.S. Employer Identification No.)

202 W. Colorado Street La Grange, Texas (Address of principal executive offices)		78945 (Zip Code)

Registrant’s telephone number, including area code: (979) 968-8451

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Item 7. Financial Statements and Exhibits.

Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1	-	News Release issued by Texas United Bancshares, Inc. dated January 30, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

     On January 30, 2004, Texas United Bancshares, Inc. publicly disseminated a news release announcing its financial results for the fourth quarter and year ending December 31, 2003. A copy of the news release is attached as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS UNITED BANCSHARES, INC.

Dated: January 30, 2004	By:	/s/ Thomas N. Adams

Thomas N. Adams Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	News Release issued by Texas United Bancshares, Inc. dated January 30, 2004.